Exhibit 32.2

CERTIFICATION PURSUANT TO

U.S.C., SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350 (as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002), I, Oivi Launonen, the undersigned Chief Financial Officer of Seguin Natural Hair Products, Inc., (the “Company”), herby certify that, to the best of my knowledge, the Report on Form 10-Q of the Company for the periods ended December 31, 2015, (the “Report”) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.  A signed original of this written statement required by Section 906 has been provided to the registrant and will be retained by it and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: March 11, 2016

       /s/ Oivi Launonen

By: ________________________________

    Oivi Launonen, Chief Financial Officer